CURRENT REPORT FOR ISSUERS SUBJECT
                    TO THE 1934 ACT REPORTING REQUIREMENTS

                                FORM 8-K/A

                      SECURITIES & EXCHANGE COMMISSION

                         Washington, D.C. 20549

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                       Date of Report: February 14, 2001

                             FOODVISION.COM, INC.
           (Exact name of registrant as specified in its charter)


              Delaware	                          58-246-6626
          (State or other                        (IRS Employer
      jurisdiction of incorporation)           Identification No.)

   2275 Northwest Parkway, Suite 150-A, Marietta, Georgia  30067
 (Address of principal executive office)                 (Zip Code)

        Registrant's phone number, including area code 770-690-8385

                             Not Applicable
        -----------------------------------------------------------
        Former name or former address, if changed since last report

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

 	    Not applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

	On December 4, 2000, HLB Gross Collins, P.C. declined to be re-elected as the Company's auditors.

	There were no disagreements on any matter regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedures between the Company and HLB Gross Collins, P.C. during the past two fiscal years and any interim period preceding the date of the change.

	HLB Gross Collins, P.C. did not issue a report during the past two fiscal years that contained an adverse opinion, disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

	The Company's board of directors approved the decision to change accountants. The firm of Tauber & Balser, P.C. has agreed to be the accountants for the Company effective December 11, 2000.

ITEM 5.   OTHER EVENTS.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of businesses acquired: Not Applicable.

      (b) Pro forma financial information: Not Applicable.

      (c) Exhibits:

Exhibit
Number	Exhibit

  16		Letter of HLB Gross Collins, P.C. dated February 12, 2001

ITEM 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FOODVISION.COM,INC.

Date:  February 14, 2001      By:/s/  Paul R. Smith
                              ----------------------------------
                              Name:   Paul R. Smith
                              ----------------------------------
                              Title:  President